Exhibit 10.1

SECOND AMENDMENT TO STOCK PLEDGE AGREEMENT

This Second Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of June 15, 2009, by and among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A. (“BoNY”), as collateral trustee for the Secured Parties (as defined in the Stock Pledge Agreement referred to below) (in such capacity, the “Collateral Trustee”).

RECITALS

WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, by the Company and the other Pledgors in favor of the Collateral Trustee, as amended by that certain First Amendment to Stock Pledge Agreement, dated as of May 8, 2009, by and among the Company, the other Pledgors and the Collateral Trustee (as so amended, the “Stock Pledge Agreement”; unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement);

WHEREAS, pursuant to that certain purchase agreement dated as of June 1, 2009, among the Company, the other Pledgors and certain of the other subsidiaries of the Company identified as guarantors therein, and the initial purchasers identified therein (the “Initial Purchasers”), the Company is issuing on the date hereof $925.0 million aggregate principal amount of 8 7/8% Senior Secured Notes due 2019 (the “10-Year Notes”) pursuant to an Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and BoNY, as successor trustee to The Bank of New York (the “Trustee”), as supplemented by an Eleventh Supplemental Indenture, dated as of the date hereof (the “Eleventh Supplemental Indenture”), among the Company, the Guarantors from time to time party thereto and the Trustee;

WHEREAS, the Secured Obligations in respect of which a security interest in the Collateral was created by the Stock Pledge Agreement is limited to only the obligations in respect of the Ninth Supplemental Indenture Notes and the Tenth Supplemental Indenture Notes and the Guarantees in respect thereof;

WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to include within the Secured Obligations the obligations in respect of the 10-Year Notes and any other Securities (as defined in the Base Indenture) of the Company issued and authenticated under the Base Indenture through indentures supplemental thereto that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof; and

WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Indentures to be secured by the Collateral, and that as such, pursuant to Section 7.1 of the Stock Pledge Agreement, Article VII of the Supplemental Indentures and Section 7.1 of the Collateral Trust Agreement, this Amendment may be entered into by the Company, the other Pledgors and the Collateral Trustee without (i) the consent of 75% of the holders of the Ninth Supplemental Indenture Notes, (ii) the consent of 75% of the holders of the Tenth Supplemental Indenture Notes or (iii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and to induce the Initial Purchasers to purchase the 10-Year Notes, each Pledgor hereby agrees with the Collateral Trustee as follows:

1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.

2. Amendments to Section 1.1. Section 1.1 is hereby amended by adding the following definitions in the proper alphabetical order (to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):

“10-year Indenture” means the Base Indenture as supplemented by the Eleventh Supplemental Indenture.

“Eleventh Supplemental Indenture” means that certain eleventh supplemental indenture, dated as of June 15, 2009, among the Company, the Guarantors from time to time party thereto and the Trustee.

“Eleventh Supplemental Indenture Notes” means all 8 7/8% Senior Secured Notes due 2019 issued by the Company and authenticated by the Trustee under the 10-year Indenture.

“First-Priority Stock Secured Debt” has the meaning specified in the Collateral Trust Agreement.

“Indentures” means, collectively, the Base Indenture as severally supplemented by each Supplemental Indenture.

“Notes” means the Ninth Supplemental Indenture Notes, the Tenth Supplemental Indenture Notes, the Eleventh Supplemental Indenture Notes and any other Securities of the Company issued and authenticated under the Indentures that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.

“Supplemental Indentures” means the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.

3. Conditions Precedent. The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following:

(a) this Amendment, duly executed and delivered by the Company, each other Pledgor and the Collateral Trustee;

(b) an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and

(c) an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is permitted by the Collateral Trust Agreement.

4. Reference to Stock Pledge Agreement. The Stock Pledge Agreement and the Related Documents, including the Indentures and the Collateral Trust Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof, pursuant to the terms of the Related Documents or pursuant to the terms of the Stock Pledge Agreement as amended hereby, are hereby amended so that any reference in the Stock Pledge Agreement, the Related Documents or such other agreements, documents or instruments to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.

5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

8. Limited Effect. Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.

9. Responsibility of the Collateral Trustee. The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ Biggs C. Porter
Name:	Biggs C. Porter
Title:	Chief Financial Officer

Signature Page to Second Amendment to Stock Pledge Agreement

AMERICAN MEDICAL (CENTRAL), INC.,
AMI INFORMATION SYSTEMS GROUP, INC.,
AMISUB (HEIGHTS), INC.,
AMISUB (HILTON HEAD), INC.,
AMISUB (TWELVE OAKS), INC.,
AMISUB OF TEXAS, INC.,
BROOKWOOD HEALTH SERVICES, INC.,
CORAL GABLES HOSPITAL, INC.,
CYPRESS FAIRBANKS MEDICAL CENTER, INC.,
FMC MEDICAL, INC.,
LIFEMARK HOSPITALS, INC.,
ORNDA HOSPITAL CORPORATION,
TENET CALIFORNIA, INC.,
TENET FLORIDA, INC.,
TENET HEALTHSYSTEM CFMC, INC.,
TENET HEALTHSYSTEM HEALTHCORP,
TENET HEALTHSYSTEM HOLDINGS,
TENET HEALTHSYSTEM MEDICAL, INC.,
TENET HEALTHSYSTEM PHILADELPHIA, INC.,
TENET HOSPITALS, INC.,
TENET LOUISIANA, INC.,
TENET MISSOURI, INC.,
TENET PHYSICIAN SERVICES — HILTON HEAD, INC.,
TENET TEXAS, INC.,
TENETSUB TEXAS, INC., each as a Pledgor

By:	/s/ Biggs C. Porter
Name:	Biggs C. Porter
Title:	Treasurer

Signature Page to Second Amendment to Stock Pledge Agreement

ACCEPTED AND AGREED
as of the date first above written:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Trustee

By:	/s/ Teresa Petta
Name:	Teresa Petta
Title:	Vice President

Signature Page to Second Amendment to Stock Pledge Agreement